Exhibit 10.45

AMENDMENT 2 TO TRANSITION SERVICES AGREEMENT

THIS AMENDMENT 2 TO TRANSITION SERVICES AGREEMENT (this “Amendment”), dated as of December 28, 2012 but effective as of October 31, 2012, is by and between Dean Foods Company, a Delaware corporation, (“Dean Foods”) and The WhiteWave Foods Company, a Delaware corporation (“WhiteWave”).

WHEREAS, Dean Foods and WhiteWave previously entered into a Transition Services Agreement dated October 25, 2012, which became effective as of October 31, 2012 (as amended by Amendment 1 to Transition Services Agreement, the “Agreement”); and

WHEREAS, Dean Foods and WhiteWave desire to amend the Schedules to the Agreement to add additional Services to be provided by Dean Foods and WhiteWave, respectively, as of the effective date of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1.        Capitalized Terms.  Capitalized terms contained in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Agreement.

2.        Amendments to Schedules.

(a)        Schedule A of the Agreement is hereby amended to include the Services set forth on Exhibit I hereto.

(b)        Schedule B of the Agreement is hereby amended to include the Services set forth on Exhibit II hereto.

3.        Binding Effect and Assignment.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns, except as is otherwise expressly provided herein or in the Agreement.

4.        The Agreement.  All other terms and provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect and are hereby expressly ratified and confirmed.

5.        Titles.  The titles of the articles, sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Amendment. The words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section or other subdivision.

6.        Execution.  This Amendment may be executed in any number of original, facsimile, or portable document format (pdf) counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their proper and duly authorized representatives as of the date first set forth above.

DEAN FOODS COMPANY

By:	/s/ Timothy A. Smith
Senior Vice President and Treasurer

THE WHITEWAVE FOODS COMPANY

By:	/s/ Roger E. Theodoredis
Executive Vice President, Secretary and General Counsel

Exhibit I - Amendment to Schedule A (Dean Foods as Provider)

		Base Cost
		($/Month)	Third-Party Cost
Service	End Date	unless otherwise noted	Pass-through (if Yes) *
Supply Chain
• Utilities payment and management	6/30/13	$0	Yes
• Management and communication of supplier cost changes	3/31/13	$0
• EHS headcount	6/30/13	$13,700
• Leased equipment (equipment usage, lease management, maintenance [if applicable], lease payments through handover/lease expiration)	3/31/13	$0	Yes
• Hedging settlement (pass through of gains/losses)	3/31/13	$0	Yes

*	Indicates areas where Provider currently anticipates third-party costs. This indication is for informational purposes only and does not restrict the Provider from passing along third-party costs even if not currently anticipated.

Exhibit II - Amendment to Schedule B (WhiteWave as Provider)

Base Cost
		($/Month)	Third-Party Cost
Service	End Date	unless otherwise noted	Pass-through (if Yes) *
Research and Development
• Continuation of R&D support from platform dedicated headcount until moved to platform	12/31/12	Historical 2012 allocation

*	Indicates areas where Provider currently anticipates third-party costs. This indication is for informational purposes only and does not restrict the Provider from passing along third-party costs even if not currently anticipated.